UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AMERICAN CAMPUS COMMUNITIES, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

American Campus Communities Announces Proxy Advisory Firm Glass Lewis Joins ISS

in Recommending Stockholders Vote “FOR” Proposed

Acquisition by Blackstone Funds

AUSTIN, TX, July 25, 2022 – American Campus Communities, Inc. (NYSE:ACC), the largest owner, manager and developer of high-quality student housing properties in the U.S., today announced that Glass, Lewis & Co., another leading independent proxy advisory firm, has joined Institutional Shareholder Services Inc. (“ISS”), in recommending that stockholders vote “FOR” the previously announced all-cash acquisition of the company by Blackstone Core+ perpetual capital vehicles, primarily comprised of Blackstone Real Estate Income Trust, Inc. (“BREIT”), alongside Blackstone Property Partners L.P. (“BPP”), at the company’s upcoming Special Meeting of Stockholders (the “Special Meeting”) scheduled for August 4, 2022 at 10:00 a.m., Central Time.

As previously announced, the company and affiliates of BREIT and BPP have entered into a definitive merger agreement pursuant to which such affiliates have agreed to acquire the outstanding shares of common stock of the company for $65.47 per share. The proposed acquisition is expected to be completed on or about August 9, 2022, subject to approval by the company’s stockholders and the satisfaction or waiver of other customary closing conditions.

Our Board of Directors recommends that you vote “FOR” the proposed merger. All stockholders of record as of the close of business on June 14, 2022 are entitled to vote at the Special Meeting.

The company’s stockholders are reminded that their vote is extremely important, no matter how many shares they own. To follow the recommendations of ISS and our Board of Directors, stockholders should vote “FOR” the proposed merger today.

If you have any questions about the Special Meeting or need assistance voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., by email at proxy@mackenziepartners.com or by phone at (800) 322-2885.

About American Campus Communities

American Campus Communities, Inc. is the largest owner, manager and developer of high-quality student housing communities in the United States. The company is a fully integrated, self-managed and self-administered equity real estate investment trust (REIT) with expertise in the design, finance, development, construction management and operational management of student housing properties. As of June 30, 2022, American Campus Communities owned 166 student housing properties containing approximately 111,900 beds. Including its owned and third-party managed properties, ACC’s total managed portfolio consisted of 204 properties with approximately 143,100 beds. Visit www.americancampus.com.

Additional Information and Where to Find It

In connection with the proposed transaction, the company has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A with the SEC (the “Special Meeting Proxy Statement”), and has mailed the definitive Special Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACC ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACC FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Special Meeting Proxy Statement and any other documents filed by ACC with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or at ACC’s website at www.americancampus.com or by writing to American Campus Communities, Inc., Attention: Investor Relations, 12700 Hill Country Boulevard, Suite T-200, Austin, TX 78738.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for the 2022 annual meeting of stockholders on Schedule 14A filed with the SEC on April 20, 2022 and subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, have also been included in the Special Meeting Proxy Statement. Investors should read the Special Meeting Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities, Inc. (the “Company”) operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. These risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking-statements include but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of the Company’s common stock and those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 under the heading “Risk Factors” and under the heading “Business—Forward-looking Statements” and in the other period reports the Company files with the SEC. We undertake no obligation to publicly update any forward-looking statements.

AT THE COMPANY:

Ryan Dennison

Investor Relations

(512) 732-1000

ADDITIONAL INVESTOR CONTACT:

MacKenzie Partners, Inc.

Bob Marese

(212) 929-5500